UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TANDY LEATHER FACTORY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  TANDY LEATHER FACTORY, INC. C/O BROADRIDGE  P.O. BOX 1342 BRENTWOOD, NY 11717  TANDY LEATHER FACTORY, INC.  2022 Annual Meeting  Vote by June 6, 2022  11:59 PM ET  You invested in TANDY LEATHER FACTORY, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the stockholder meeting to be held on June 7, 2022.  Get informed before you vote  View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by  requesting prior to May 24, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to s

endmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote in Person at the Meeting*  June 7, 2022  11:00 AM CDT  Tandy Leather Store #4  1900 SE Loop 820  Fort Worth, TX 76140  *Please check the meeting materials for any special requirements for meetin

g attendance. At the meeting, you will need to request a ballot to vote these shares.  Smartphone users  Point your camera here and vote without entering a control number  V1.1  For complete information and to vote, visit www.ProxyVote.com  Control #  D83998-P67626